UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported) May 3, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, LA 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.02(c) Appointment of Certain Officers.

On May 3, 2007, Entergy Corporation's Board of Directors appointed Theodore H. Bunting, Jr. to succeed Nathan E. Langston as Entergy Corporation's Senior Vice President and Chief Accounting Officer, effective upon Mr. Langston's retirement in August 2007. Mr. Bunting is 48 years old, and served as Entergy's Vice President and Chief Financial Officer - Nuclear Operations from 2004 until May 2007. Prior to that, Mr. Bunting served as Entergy's Vice President and Chief Financial Officer - Utility Operations from 2002 until 2004.

In connection with his appointment, Mr. Bunting will become eligible to participate in Entergy's Executive Annual Incentive Plan and the Performance Unit Program established under the 2007 Equity Ownership and Long Term Cash Incentive Plan of Entergy Corporation and Subsidiaries as well as various other benefits and plans available to executive-level officers of Entergy Corporation.  For information regarding these and other benefits in which executive officers of Entergy Corporation are entitled to participate, see "Compensation Discussion and Analysis" in Entergy Corporation's proxy statement dated March 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                    Entergy Corporation

                                                                                                                                    By:  /s/ Nathan E. Langston
                                                                                                                                           Nathan E. Langston
                                                                                                                                           Senior Vice President and
                                                                                                                                           Chief Accounting Officer

Dated: May 9, 2007